Exhibit 99.2

Supplemental Financial Data Third Quarter 2020

DISCLAIMER 2 This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of September 30, 2020 unless otherwise noted.

3 COMPANY UPDATE .. Elevated outperformances in government sponsored gain on sales business .. Record SBA 7(a) volumes of $82.9 million and higher residential originations of $1.2 billion .. Successful re-launch of SBC originations and acquisitions with growing CRE pipeline of $491.0 million .. Launch of SBA small loan program with first loan originated in August BUSINESS ACTIVITIES .. Current cash and available liquidity of $221.7 million .. Completion of first JV CMBS transaction with RC contributing $31.7 million of fixed rate collateral and purchasing $12.6 million of subordinated bonds .. Recourse leverage of 2.0x and recourse leverage absent debt supporting agency production of 1.6x LIQUIDITY .. Quarter over quarter increase in BVPS of $0.38 to 14.84 per share .. Repurchase of 932,433 shares at an average price of $9.96 .. 2.3% 60+ day delinquencies in CRE portfolio, with 1.8% of the portfolio in forbearance(1) BOOK VALUE PRESERVATION OTHER ITEMS .. Initiated launch of agency correspondence business to provide a broader range of commercial agency loans to borrowers .. PPP revenue for the quarter of $3.66 million 1) Inclusive of Freddie Mac mortgage back securities collateral

THIRD QUARTER 2020 RESULTS 4 .. Net income of $35.4 million(1), or $0.63 per common share .. Core earnings of $32.1 million(1), or $0.57 per common share .. Declared dividend of $0.30 per share EARNINGS / DIVIDENDS .. Return on Equity(2) of 17.3% .. Core Return on Equity(3) of 15.7% .. Dividend Yield(4) of 10.7% RETURNS .. SBA loan originations of $82.9 million .. Residential mortgage loan originations of $1.2 billion .. Freddie Mac loan originations of $105.6 million .. CRE originations and acquisitions of $32.7 million LOAN ORIGINATIONS(5) / ACQUISITIONS .. Adjusted net book value(6) of $14.84 per common share .. Reduced recourse leverage ratio from 2.1x at 6/30/20 to 2.0x at 9/30/20 BALANCE SHEET 1) Inclusive of non-controlling interest 2) Return on Equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period 3) Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to the “Core Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Core Earnings 4) Q3 Dividend yield for the period based on the 9/30/2020 closing share price of $11.20 5) Represents fully committed amounts 6) Excludes the equity component of our 2017 convertible note issuance

Return on Equity

Segment	Levered Yield [1]	Core Levered Yield [1]	Equity Allocation	GAAP ROE [2] Q3'20	GAAP ROE [2] Q2'20	Core ROE [2] Q3'20	Core ROE [2] Q2'20
Loan Acquisitions	13.7 %	13.7 %	25.2 %	24.0 %	20.7 %	26.0 %	26.0 %
SBC Originations	14.0 %	14.0 %	60.9 %				
SBA Originations, Acquisitions, & Servicing	59.0 %	59.0 %	7.7 %				
Residential Mortgage Banking [3]	119.7 %	151.6 %	6.2 %				
Corporate leverage, net of non-earning assets				(1.0)	(1.5)	(0.6)	(0.8)
Gross return on equity				**23.0 %**	**19.2 %**	**25.4 %**	**25.2 %**
Realized & unrealized gains, net				3.5	(0.1)	3.5	(0.2)
Loan loss provision				2.1	0.3	(1.5)	(2.2)
PPP revenue, net of direct expenses				1.3	11.6	1.3	11.6
Non-recurring gains, losses and expenses				0.1	(0.1)	-	-
Operating expenses				(10.5)	(9.2)	(10.0)	(8.7)
Investment advisory fees				(1.9)	(3.1)	(1.9)	(3.1)
Provision for income taxes				(0.3)	(1.2)	(1.1)	(2.9)
Return on equity				**17.3 %**	**17.4 %**	**15.7 %**	**19.7 %**

1) Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.

2) GAAP ROE is based on GAAP Net Income, while Core ROE is based on Core Earnings, which adjusts GAAP Net Income for certain items detailed on the "Core Earnings Reconciliation" slide.

3) ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's average monthly equity.

READY CAPITAL.

5

SBC INVESTMENT BY PRODUCT TYPE(1) 6 1) Origination volumes are based on fully committed amounts $48.2 $70.2 $45.5 $20.8 $82.9 $165.6 $116.0 $60.7 $0.0 $0.0 $146.2 $104.7 $149.4 $157.9 $105.6 $153.5 $305.0 $259.6 $- $16.9 $77.9 $153.7 $51.5 $0.0 $15.8 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Investment (UPB in $) SBA Conventional Freddie Mac Transitional Acquired

SBC ORIGINATIONS - SEGMENT SNAPSHOT 7 1) $ in millions, as of quarter end. 2) Represents fixed rate loans that have been securitized. 3) Represents fully committed amounts. 4) Calculated on unpaid principal balance 5) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 6) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • Freddie Mac loan originations of $105.6 million(3) driven by continued low rates averaging 3.6% • Current money up pipeline of $128.6 million • Successful relaunch of CRE originations, with $16.9 million closed in the quarter • Current money up pipeline of $120.3 million • CRE originations of $49.7 million in October 9.4% 10.1% 10.5% 12.8% 11.5% 2.8% 1.9% 2.0% 3.9% 2.5% 0.0% 5.0% 10.0% 15.0% 20.0% Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale GROSS LEVERED YIELD CURRENT QUARTER HIGHLIGHTS (5) (6) Portfolio Metrics (Balance Sheet) Number of loans 501 537 593 568 552 Unpaid Principal Balance (1) $ 2,064 $ 2,298 $ 2,581 $ 2,479 $ 2,338 Carrying Value (1) $ 2,070 $ 2,300 $ 2,580 $ 2,478 $ 2,308 Weighted Average LTV 65% 61% 64% 64% 62% Weighted Average Coupon 5.8% 6.2% 5.4% 5.5% 5.6% Weighted Average Maturity 5 years 5 years 5 years 4 years 4 years Weighted Average Principal Balance (1) $ 4.1 $ 4.3 $ 4.4 $ 4.4 $ 4.2 Percentage of loans fixed / floating 55% / 45% 53% / 47% 58% / 42% 48% / 52% 48% / 52% Percentage of fixed, match funded (2) 68.3% 84.9% 80.9% 80.9% 83.0% Percentage of loans 60+ days delinquent (4) 0.9% 1.1% 1.3% 2.9% 3.4% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020

SBA ORIGINATIONS, ACQUISITIONS, & SERVICING - SEGMENT SNAPSHOT 8 1) $ in millions, as of quarter end. 2) Reflects an increase in balances as a result of the Q4 2019 securitization and effects of the guaranteed loan financing gross up. 3) Calculated on unpaid principal balance and excludes assets offset by guaranteed loan financing liabilities 4) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 5) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • Record demand for SBA 7(a) loans resulted in record originations of $82.9 million • SBA net sales premiums peaking at 15.0% and averaging 12.0% • Launch of SBA Small Loan program • Total SBA originations of $14.7 million in October and current money up pipeline of $130.8 million 22.2% 27.6% 25.1% 26.9% 21.4% 16.7% 23.0% 18.6% 12.8% 37.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD (4) (5) Portfolio Metrics (Balance Sheet) Number of loans 1,875 1,880 1,813 1,804 1,836 Unpaid Principal Balance (1) $ 278 $ 804 $ 701 $ 678 $ 701 Carrying Value (1) $ 240 $ 770 $ 664 $ 641 $ 668 Weighted Average LTV 88% 83% 84% 83% 85% Weighted Average Coupon 7.4% 6.9% 6.7% 5.2% 5.5% Weighted Average Maturity 16 years 15 years 17 years 17 years 16 years Weighted Average Principal Balance (1) $ 0.1 $ 0.4 $ 0.4 $ 0.4 $ 0.4 Percentage of loans fixed / floating 0.9% / 99.1% 3.3% / 96.7% 0.3% / 99.7% 0.3% / 99.7% 0.7% / 99.3% Percentage of loans 60+ days delinquent (3) 5.6% 4.7% 5.7% 5.4% 4.2% Q3 2019 Q4 2019(2) Q1 2020(2) Q2 2020(2) Q3 2020(2)

LOAN ACQUISITIONS - SEGMENT SNAPSHOT 9 1) Excludes joint venture investments. 2) $ in millions, as of quarter end. 3) Represents fixed rate loans that have been securitized. 4) Calculated on unpaid principal balance • Continued acquisition flow from CMBS collapse arrangements • Increased opportunities emerging post year end with $242.1 million pipeline • CRE acquisitions of $58.4 million in October 12.5% 12.1% 7.3% 13.7% 12.5% 1.6% 0.5% 0.0% 0.9% 1.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Gross Levered Yield (ex. Gains) Income on joint venture investments CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD Portfolio Metrics(1) (Balance Sheet) Number of loans 2,363 2,231 2,212 2,126 2,065 Unpaid Principal Balance (2) $ 1,068 $ 1,048 $ 1,073 $ 1,010 $ 1,003 Carrying Value (2) $ 1,056 $ 1,039 $ 1,066 $ 1,002 $ 985 Weighted Average LTV 42% 43% 40% 38% 37% Weighted Average Coupon 6.3% 6.1% 6.1% 6.0% 6.0% Weighted Average Maturity 10 years 9 years 9 years 9 years 8 years Weighted Average Principal Balance (2) $ 0.5 $ 0.5 $ 0.5 $ 0.5 $ 0.5 Percentage of loans fixed / floating 47% / 53% 45% / 55% 49% / 51% 49% / 51% 51% / 49% Percentage of fixed, match funded (3) 44.6% 52.3% 43.3% 74.5% 74.7% Percentage of loans 60+ days delinquent (4) 2.3% 2.3% 4.6% 6.6% 6.1% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020

RESIDENTIAL MORTGAGE BANKING – SEGMENT SNAPSHOT 10 1) $ in millions. Represents activity during the quarter. • Elevated originations of $1.2 billion driven by rate environment • Recapture rates of 33% • Average margin in excess of 300bps for the quarter $8.0 $8.2 $8.3 $8.7 $9.1 $7.5 $7.8 $8.0 $8.3 $8.5 $8.8 $9.0 MSR PORTFOLIO (UPB IN $ BILLIONS) CURRENT QUARTER HIGHLIGHTS Fair Q3' 19 Q4' 19 Q1' 20 Q2' 20 Q3' 20 Value ($ mm) $ 84.6 $ 91.2 $ 78.6 $ 73.6 $ 74.4 Portfolio Metrics (quarterly activity) Unpaid principal balance (1) $ 656.8 $ 586.3 $ 691.3 $ 1,192.9 $ 1,184.9 % of Originations - Purchased 60.5% 54.7% 51.2% 37.4% 44.3% % of Originations - Refinanced 39.5% 45.3% 48.8% 62.6% 55.7% Channel - % Correspondent 33.6% 37.9% 34.4% 32.6% 38.0% Channel - % Retail 50.9% 46.8% 50.3% 49.9% 45.9% Channel - % Wholesale 15.5% 15.3% 15.3% 17.5% 16.1% Unpaid principal balance (1) $ 631.9 $ 601.6 $ 643.9 $ 1,150.6 $ 1,172.9 % of UPB - Fannie/ Freddie securitizations 69.7% 66.6% 72.4% 78.8% 77.8% % of UPB - Ginnie Mae securitizations 25.1% 26.8% 17.3% 20.2% 22.2% % of UPB - Other investors 5.2% 6.6% 10.3% 1.0% 0.0% Q2 2020 Q3 2020 Originations Sales Q3 2019 Q4 2019 Q1 2020

DIVERSIFIED, COMPLEMENTARY, AND SCALABLE PLATFORMS (1) Assets include loans, MBS, servicing assets, JV investments, real estate owned, and purchased future receivables. (2) Based on QTD Core Earnings. Core earnings includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. (3) 11 PORTFOLIO BREAKDOWN(1) REVENUE BREAKDOWN(2) Acquisitions 31% SBC Originations - Fixed rate 30% SBC Originations - Bridge 7% SBC Originations - Freddie Mac 1% SBA Originations, Acquisitions, & Servicing 21% Residential Mortgage Banking 10% Acquisitions, $8,849 SBC Originations - Fixed rate, $1,090 SBC Originations - Bridge, $5,841 SBC Originations - Freddie Mac, $4,761 SBA Originations, Acquisitions, & Servicing, $8,675 Residential Mortgage Banking, $21,080 $- $5,000 $10,000 $15,000 $20,000 $25,000

LOAN PORTFOLIO COMPOSITION AS OF SEPTEMBER 30, 2020(1)(2) Geographic Location Lien Position (1) As a percent of unpaid principal balance (2) Excludes loans held-for-sale, at fair value (3) Collateral Type SBA Collateral Type 12 California 19% Texas 15% Florida 8% New York 9% Illinois 5% Other 45% First Mortgage 97.4% Subordinated Mortgage 0.7% Other 1.9% Multi-family 24% Retail 18% SBA 19% Office 12% Mixed Use 12% Other 15% Lodging 16% Offices of Physicians 12% Child Day Care Services 7% Eating Places 5% Veterinarians 3% Other 57%

Current Expected Credit Losses

(In Thousands)	Originated SBC loans	Originated Transitional loans	Acquired loans	Acquired SBA 7(a) loans	Originated SBA 7(a) loans	Originated Residential Agency loans	Total held-for-investment loans
Balance as of 6/30/2020	8,974	19,831	12,564	5,744	9,450	500	57,063
Provision for loan losses	(181)	(1,848)	(2,906)	(200)	904	-	(4,231)
Charge-offs	-	-	-	(203)	(42)	-	(245)
Recoveries	-	-		22	47	-	69
Ending balance - 9/30/2020	8,793	17,983	9,658	5,363	10,359	500	52,656
Loan balance - 9/30/2020	1,123,058	1,183,677	995,398	257,591	379,321	5,235	3,944,279
% of Loan balance - 9/30/2020	0.8%	1.5%	1.0%	2.1%	2.7%	9.6%	1.3%

- **Total ending third quarter Q3 2020 allowance reserves of $52.6 million representing 1.3% of loan balances**
  - Net recovery of $4.4 million across our loan portfolios during the quarter:
    - Acquired loans: Reduction in pooled reserves due to stabilized assumptions, and a lower weighted average maturity of portfolio.
    - SBA loans: Incremental net reserves on SBA loans due to higher probability of defaults in certain industries more severely impacted by COVID-19, due to closures or impaired in the ability to operate
    - Originated Fixed Rate loans: Reduction in pooled reserves due to stabilized assumptions, and a lower weighted average maturity of portfolio
    - Originated Transitional loans: Reduction in pooled reserves due to stabilized assumptions, and a lower weighted average maturity of portfolio

READY CAPITAL.
13

LOAN PORTFOLIO – RISK RATINGS AS OF SEPTEMBER 30, 2020(1)(2)(3) CREDIT QUALITY INDICATORS (1) Commercial real estate portfolio only (2) As a percent of unpaid principal balance (3) Excludes loans held-for-sale, at fair value 14 Bucket 1 17% Bucket 2 48% Bucket 3 22% Bucket 4 10% Bucket 5 3% CRITERIA • Bucket 1 – Very Low Risk of Loss: New origination or current with strong credit metrics (LTV/DSCR/DY). No expected losses. • Bucket 2 – Low Risk of Loss: Current with maturity > 6 months. Lower credit metrics with possibility of inclusion on CREFC watchlist. No expected losses. • Bucket 3 – Medium Risk of Loss: Current with near term maturities or in forbearance. Loss unlikely with no specific reserves booked. • Bucket 4 – Higher Risk: Loan delinquent or in maturity default. Potential issues with sponsor or business plans. Minimal losses possible and adequately reserved in current period. • Bucket 5 – Highest risk: Loan in default or special servicing. Specific losses identified and adequately reserved for in current period.

CAPITAL STRUCTURE ► Current cash and available liquidity of $221.7 million ► Completed first JV CMBS, contributing $31.7 million of fixed rate collateral and purchasing $12.6 million of subordinated bonds 15 Total Debt + Equity LIQUIDITY UPDATE HISTORICAL CAPITAL STRUCTURE Total Debt + Equity ($M) Funding Mix $3,915 $4,290 $4,608 $4,648 $4,502 Convertible Notes $ 115.0 7.0% 7.0% Senior Secured Notes $ 180.0 7.5% 7.0% Baby Bonds $ 154.3 6.3% 6.2% Total $ 449.3 7.0% 6.7% Principal Balance Coupon YTM Corporate Financing ($ in millions)

FINANCING AND LEVERAGE 16 2.3x 1.9x 2.8x 2.1x 2.0x 4.3x 4.1x 4.9x 4.7x 4.5x - 1.0 2.0 3.0 4.0 5.0 6.0 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Historical Leverage Recourse Total HISTORICAL LEVERAGE • $328 million of secured debt financing agency production $ in millions Total debt-to-equity ratio Secured borrowings (warehouse credit facilities and borrowings under repo transactions) $ 1,177 Securitized debt obligations 2,059 Senior secured notes and corporate bonds 330 Convertible notes 112 Total debt $ 3,678 Total stockholders' equity $ 824 Total debt-to-equity ratio 4.5 Total recourse debt-to-equity ratio Total debt $ 3,678 Less: Securitized debt obligations (2,059) Total recourse debt $ 1,619 Total stockholders' equity $ 824 Total recourse debt-to-equity ratio 2.0 September 2020

CREDIT AND REPURCHASE FACILITIES

$ in thousands

Lender	Asset Class	Maturity	Pricing	Facility Size	Carrying Value	Available Capacity
Borrowings under credit facilities						
JPMorgan	Acquired loans, SBA loans	June 2021	1M L + 1.75 to 2.75%	$ 250,000	$ 30,742	$ 219,258
Keybank	Freddie Mac loans	February 2021	1M L + 1.30%	100,000	20,242	79,758
East West Bank	SBA loans	October 2022	Prime - 0.821 to + 0.29%	50,000	33,184	16,816
Credit Suisse[1]	Acquired loans (non USD)	December 2021	Euribor + 2.50%	234,420	32,267	202,153
GMFS facilities	Residential loans	Nov-2020 - Oct-2021	Various	395,000	270,245	124,755
GMFS - MSR	Residential MSRs	September 2023	1M L + 2.50%	50,000	37,700	12,300
Other - various	Various	Jan-2021 - Aug-2050	Various	292,472	127,692	164,780
Total borrowings under credit facilities				**$ 1,371,892**	**$ 552,072**	**$ 819,820**
Borrowings under repurchase agreements						
Citibank	Fixed rate, Transitional, Acquired loans	October 2021	1M L + 1.875 to 2.125%	$ 500,000	$ 103,307	$ 396,693
Deutsche Bank	Fixed rate, Transitional loans	November 2021	3M L + 2.00 to 2.40%	350,000	161,100	188,900
JPMorgan	Transitional loans	December 2020	1M L + 2.25 to 4.00%	400,000	175,764	224,236
Various	MBS	Nov-2020 - March-2021	Various	184,378	184,378	-
Total borrowings under repurchase agreements				**$ 1,434,378**	**$ 624,549**	**$ 809,829**
Total Secured Borrowings				**$ 2,806,270**	**$ 1,176,621**	**$ 1,629,649**

1) Commitment size is €200.0 million and has been converted for purposes of this disclosure.

READY CAPITAL.

17

FINANCIAL SNAPSHOT ($ in thousands, except per share data)

Investment Type	Average Carrying Value[1]	Gross Yield[2]	Average Debt Balance	Debt Cost [3]	Levered Yield
Loan Acquisitions	$ 1,006,396	6.3%	$ 769,091	4.0%	13.7%
SBC Originations	$ 2,526,744	6.1%	$ 1,952,409	3.8%	14.0%
SBA Originations, Acquisitions, & Servicing	$ 335,256	15.3%	$ 262,969	3.3%	59.0%
Total	**$ 3,868,396**	**7.0%**	**$ 2,984,469**	**3.8%**	**17.6%**

Book Equity Value Metrics		
Common Stockholders' equity	$	805,270
Common Stockholders' equity (adjusted)[5]	$	804,113
Total Common Shares outstanding		54,175,648
Net Book Value per Common Share	$	14.86
Adjusted Net Book Value per Common Share	$	14.84

Loan Portfolio Metrics [4]	
% Fixed vs Floating Rate	41.1% / 58.9%
% Originated vs Acquired	68.8% / 31.2%
Weighted Average LTV - SBC	62%
Weighted Average LTV - SBA	85%
Weighted Average LTV - Acquired	37%

Q3 2020 Earnings Data Metrics		
Net income (loss) | Core earnings	$ 35,363 |	$ 32,126
Earnings per share - Basic and diluted	$	0.63
Core Earnings per Common Share	$	0.57
Return on Equity per Common Share		17.3%
Core Return on Equity per Common Share		15.7%
Dividend Yield		10.7%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	598,400
SBA servicing rights- carrying value	$	17,540
Freddie Mac servicing rights - UPB	$	1,458,517
Freddie Mac servicing rights - carrying value	$	18,121
Residential servicing rights - UPB	$	9,073,839
Residential servicing rights - carrying value	$	74,384

1) Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2) Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3) The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 9/30/2020 on an annualized basis.
4) Excludes loans, held for sale, at fair value
5) Excludes the equity component of our 2017 convertible note issuance.

READY CAPITAL.
18

APPENDIX 19

BALANCE SHEET BY QUARTER

(In Thousands)	9/30/2019	12/31/2019	3/31/2020	6/30/2020	9/30/2020
Assets					
Cash and cash equivalents	$ 52,727	$ 67,928	$ 122,265	$ 257,017	$ 149,847
Restricted cash	45,303	51,728	93,164	91,539	46,204
Loans, net	1,380,359	1,727,984	1,969,052	1,432,807	1,393,139
Loans, held for sale, at fair value	203,110	188,077	306,328	297,669	348,719
Mortgage backed securities, at fair value	96,181	92,466	78,540	75,411	90,427
Loans eligible for repurchase from Ginnie Mae	71,528	77,953	77,605	186,197	237,542
Investment in unconsolidated joint venture	55,663	58,850	53,379	53,939	69,204
Purchased future receivables, net	—	43,265	49,150	27,190	16,659
Derivative instruments	4,181	2,814	17,756	19,037	20,849
Servicing rights	114,480	121,969	110,111	107,761	110,045
Real estate acquired in settlement of loans	60,807	58,573	48,292	47,009	45,063
Other assets	77,553	106,925	114,891	103,701	98,614
Assets of consolidated VIEs	1,961,127	2,378,486	2,229,517	2,761,655	2,691,198
Total Assets	**$ 4,123,019**	**$ 4,977,018**	**$ 5,270,050**	**$ 5,460,932**	**$ 5,317,510**
Liabilities					
Secured borrowings	1,315,534	1,189,392	1,698,937	1,253,895	1,176,621
Securitized debt obligations of consolidated VIEs, net	1,465,539	1,815,154	1,692,074	2,140,009	2,059,114
Convertible notes, net	110,773	111,040	111,310	111,581	111,855
Senior secured notes and Corporate notes, net	283,630	329,275	329,461	329,868	330,230
Guaranteed loan financing	25,571	485,461	457,032	436,532	421,183
Liabilities for loans eligible for repurchase from Ginnie Mae	71,528	77,953	77,605	186,197	237,542
Derivative instruments	11,906	5,250	16,585	9,106	7,774
Dividends payable	18,292	21,302	21,747	14,524	16,934
Accounts payable and other accrued liabilities	81,235	97,407	89,740	166,174	132,087
Total Liabilities	**$ 3,384,008**	**$ 4,132,234**	**$ 4,494,491**	**$ 4,647,886**	**$ 4,493,340**
Stockholders' Equity					
Common stock	4	5	5	5	5
Additional paid-in capital	720,823	822,837	837,064	854,222	846,960
Retained earnings	9,173	8,746	(69,605)	(49,755)	(31,779)
Accumulated other comprehensive loss	(10,253)	(6,176)	(9,536)	(9,876)	(9,916)
Total Ready Capital Corporation equity	719,747	825,412	757,928	794,596	805,270
Non-controlling interests	19,264	19,372	17,631	18,450	18,900
Total Stockholders' Equity	**$ 739,011**	**$ 844,784**	**$ 775,559**	**$ 813,046**	**$ 824,170**
Total Liabilities and Stockholders' Equity	**$ 4,123,019**	**$ 4,977,018**	**$ 5,270,050**	**$ 5,460,932**	**$ 5,317,510**
Adjusted Book Value per Share	**$ 16.16**	**$ 16.12**	**$ 14.52**	**$ 14.46**	**$ 14.84**

READY CAPITAL.
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STATEMENT OF INCOME BY QUARTER 21 (1) Certain balances have been reclassified to match current period presentation (In thousands, except share data) Interest income $ 59,723 $ 64,406 $ 69,551 $ 63,211 $ 61,074 Interest expense   (39,390)   (40,962)   (46,930)   (43,408)   (43,823) Net interest income before provision for loan losses $ 20,333 $ 23,444 $ 22,621 $ 19,803 $ 17,251 Provision for loan losses   (693)   (1,125)   (39,804)   591   4,231 Net interest income after provision for loan losses $ 19,640 $ 22,319 $ (17,183) $ 20,394 $ 21,482 Non-interest income Residential mortgage banking activities $ 29,013 $ 18,918 $ 36,669 $ 80,564 $ 75,524 Net realized gain on financial instruments and real estate owned 7,377 8,044 7,172 7,438 7,507 Net unrealized gain (loss) on financial instruments (7,881) 3,009 (33,434) (13,744) 3,420 Servicing income, net of amortization and impairment   7,449   8,653   8,097   8,982   10,115 Income on purchased future receivables, net — 2,362 3,483 5,586 4,848 Income on unconsolidated joint venture 1,047 29 (3,537) 507 1,996 Other income   2,979   4,407   4,073   31,594   4,496 Total non-interest income $ 39,984 $ 45,422 $ 22,523 $ 120,927 $ 107,906 Non-interest expense Employee compensation and benefits   (13,438)   (13,842)   (18,936)   (27,288)   (27,612) Allocated employee compensation and benefits from related party   (1,500)   (1,870)   (1,250)   (1,250)   (2,250) Variable expenses on residential mortgage banking activities (17,318) (11,765) (20,129) (36,446) (30,918) Professional fees   (2,030)   (1,989)   (2,556)   (1,919)   (4,158) Management fees – related party   (2,495)   (2,591)   (2,561)   (2,666)   (2,714) Incentive fees – related party   —   (106)   —   (3,506)   (1,134) Loan servicing expense   (4,866)   (4,891)   (5,570)   (10,327)   (8,231) Merger related expenses (51) (1,629) (47) (11) (6) Other operating expenses   (8,144)   (10,070)   (13,744)   (17,745)   (10,448) Total non-interest expense $ (49,842) $ (48,753) $ (64,793) $ (101,158) $ (87,471) Income before provision for income taxes $ 9,782 $ 18,988 $ (59,453) $ 40,163 $ 41,917 Provision for income (taxes) benefit   2,645   1,948   7,937   (5,500)   (6,554) Net income $ 12,427 $ 20,936 $ (51,516) $ 34,663 $ 35,363 Less: Net income attributable to non-controlling interest   323   508   (1,064)   810   805 Net income attributable to Ready Capital Corporation $ 12,104 $ 20,428 $ (50,452) $ 33,853 $ 34,558 Earnings per common share - basic $ 0.27 $ 0.43 $ (0.98) $ 0.62 $ 0.63 Earnings per common share - diluted $ 0.27 $ 0.43 $ (0.98) $ 0.62 $ 0.63 Weighted-average shares outstanding - Basic 44,438,652 46,446,573 51,984,040 53,980,451 54,626,995 Weighted-average shares outstanding - Diluted 44,467,801 46,482,470 51,990,013 54,013,958 54,704,611 Dividends declared per share of common stock $ 0.40 $ 0.40 $ 0.40 $ 0.25 $ 0.30 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020

Core Earnings Reconciliation by Quarter

(In thousands, except share data)		Q3 2019		Q4 2019		Q1 2020		Q2 2020		Q3 2020
Net Income	$	12,427	$	20,936	$	(51,516)	$	34,663	$	35,363
Reconciling items:										
Unrealized (gain) loss on mortgage servicing rights	$	7,582	$	(2,482)	$	16,437	$	12,044	$	4,688
Change in CECL reserve on accrual loans		—		—		35,438		(5,076)		(7,248)
Non-recurring REO impairment		—		—		2,969		106		(114)
Merger transaction costs and other non-recurring expenses		51		1,938		1,255		967		998
Unrealized loss on mortgage-backed securities		85		29		230		(45)		—
Unrealized loss on de-designated cash flow hedges		—		—		2,118		—		—
Total reconciling items	$	7,718	$	(515)	$	58,447	$	7,996	$	(1,676)
Core earnings before income taxes	$	20,145	$	20,421	$	6,931	$	42,659	$	33,687
Income tax adjustments		(1,896)		544		(5,706)		(3,436)		(1,561)
Core earnings	**$**	**18,249**	**$**	**20,965**	**$**	**1,225**	**$**	**39,223**	**$**	**32,126**
Less: Core earnings attributable to non-controlling interests	$	474	$	509	$	25	$	917	$	731
Less: Income attributable to participating shares		79		413		463		285		339
Core earnings attributable to Common Stockholders	$	17,696	$	20,043	$	736	$	38,021	$	31,056
Core earnings per share	**$**	**0.40**	**$**	**0.43**	**$**	**0.01**	**$**	**0.70**	**$**	**0.57**
Weighted average common shares outstanding		44,438,652		46,446,573		51,984,040		53,980,451		54,626,995

We believe that providing investors with Core Earnings, a non-U.S. GAAP financial measure, in addition to the related U.S. GAAP measures, gives investors greater transparency into the information used by management in our financial and operational decision-making. However, because Core Earnings is an incomplete measure of our financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, our net income as a measure of our financial performance. In addition, because not all companies use identical calculations, our presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Core Earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs
iv) any unrealized gains or losses resulting from a change in CECL impairment reserves on accrual loans
v) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by us in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by us as part of our loan origination businesses, where we transfer originated loans into an MBS securitization and retain an interest in the securitization. In calculating Core Earnings, we do not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of our loan origination businesses because we consider the unrealized gains and losses that are generated in the loan origination and securitization process to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of our historical loan originations. In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-core. Certain MBS positions are considered to be non-core due to a variety of reasons which may include collateral type, duration, and size. In addition, in calculating Core Earnings, Net Income (in accordance with GAAP) is adjusted to exclude unrealized gains or losses on Residential MSRs, held at fair value. We treat our commercial MSRs and Residential MSRs as two separate classes based on the nature of the underlying mortgages and our treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to our small business commercial business are accounted for under ASC 860, *Transfer and Servicing*, while our residential MSRs are accounted for under the fair value option under ASC 825, *Financial Instruments*. In calculating Core Earnings, we do not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of our business and is an indicator of the ongoing performance.

READY CAPITAL.

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